UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2016
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CHESAPEAKE LODGING TRUST
(Exact name of registrant as specified in its charter)
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Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (410) 972-4140
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Trustees (the “Board”) of Chesapeake Lodging Trust (the “Trust”) values the input and insights of the Trust’s shareholders and believes that effective shareholder engagement strengthens the Board’s role as an informed and engaged fiduciary. The Board meaningfully integrates the feedback it receives from shareholders into the Board’s review and assessment of the Trust’s corporate governance policies. At the Trust’s 2016 annual meeting of shareholders, the Trust’s shareholders approved a shareholder’s non-binding proposal (the “Shareholder Proposal”) recommending that the Board amend the Trust’s governing documents to provide shareholders the right to amend the Trust’s amended and restated bylaws (the “Bylaws”).

In response to the Shareholder Proposal, on December 15, 2016, the Board approved and adopted an amendment to ARTICLE VIII of the Bylaws to provide that the Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, as provided in the Trust’s charter.

Because the Trust’s charter currently expressly reserves the right to amend the Bylaws to the Board, a charter amendment is required to fully implement the Shareholder Proposal. Accordingly, also on December 15, 2016, the Board determined it advisable (i) to amend the Trust’s charter to permit shareholders to amend the Bylaws upon receiving the affirmative vote of the holders of not less than a majority of the shares then outstanding and entitled to vote on the matter, and (ii) to recommend to the Trust’s shareholders that, at the Trust’s 2017 annual meeting of shareholders (the “2017 Annual Meeting”), they approve the proposed charter amendment. If the Trust’s shareholders approve the proposed charter amendment at the 2017 Annual Meeting, the Trust will file articles of amendment with Maryland’s State Department of Assessments and Taxation promptly thereafter, at which time the charter amendment will become effective.

The foregoing summary of Article VIII of the Bylaws is qualified in its entirety by reference to the copy of the Bylaws filed as Exhibit 3.2 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

3.2	Amended and Restated Bylaws, as amended through December 15, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2016	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer